PROSPECTUS
October 31, 2023,
as amended and restated November 8, 2023
Hood River Small-Cap Growth Fund
Institutional Shares
Ticker: HRSMX
Investor Shares
Ticker: HRSRX
Retirement Shares
Ticker: HRSIX
Hood River International Opportunity Fund
Institutional Shares
Ticker: HRIOX
Investor Shares
Ticker: HRIIX
Retirement Shares
Ticker: HRITX
Telephone: (800) 497-2960
www.hoodrivercapital.com

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

HOOD RIVER SMALL-CAP GROWTH FUND
INVESTMENT OBJECTIVE
The Hood River Small-Cap Growth Fund (the “Fund”) seeks superior long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares	Retirement Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) and/or Service Fees	None	0.25%¹	None
Shareholder Servicing Fee[2]	0.08%	0.09%	None
Other Expenses	0.09%	0.08%	0.09%
Total Annual Fund Operating Expenses	1.07%	1.32%	0.99%
1    Investor Shares currently charge a Rule 12b-1 fee of up to 0.25% and therefore the Total Annual Fund Operating Expenses do not correlate to the Investor Shares’ ratio of operating expenses to average net assets in the Fund’s Financial Highlights, which reflect a Rule 12b-1 fee of 0.17% in effect for the prior fiscal year.
2    The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional Shares and Investor Shares that allows the Fund to make payments of up to 0.10% to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. The Fund expects to accrue shareholder servicing fees of 0.09% and 0.08% for Institutional Shares and Investor Shares, respectively, in the upcoming fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$109	$340	$590	$1,306
Investor Shares	$134	$418	$723	$1,590
Retirement Shares	$101	$315	$547	$1,213
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2023, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund, under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks of U.S. corporations that are judged by Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600® Index and the Russell 2000® Growth Index (“small-cap companies”). Although the Fund does not invest in derivatives as part of its principal investment strategy, the Fund may include in its 80% calculation derivative investments that are tied economically to small-cap companies.

The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The Fund may also invest in equity securities of Special Purpose Acquisitions Corporations (“SPACs”) and companies derived from SPACs. SPACs (also known as “blank check companies”) are companies with no commercial operations that are established solely to raise capital from investors for the purpose of acquiring one or more operating businesses (i.e., a SPAC-derived company). The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions.
The Fund may from time to time invest in foreign securities including American Depositary Receipts (“ADRs”), and in convertible securities, including preferred stock, warrants and debentures.
The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.
In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis through discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates. Hood River then performs valuation analysis and additional research to select stocks for the Fund.
The Fund maintains a portfolio of approximately 60-120 stocks, which is constructed with the overall goal of mitigating risk. However, the actual amount of the portfolio holdings may vary due to market conditions. Portfolio risk is addressed through position and sector sizing limits. The Fund is expected to have significant exposure to the health care, industrials, and information technology sectors.
Hood River periodically engages in active trading of Fund securities.
Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance persists.
As of September 30, 2023, the average weighted market capitalization represented by companies in the Russell 2000® Growth Index was approximately $3.28 billion, and the average weighted market capitalization represented by companies in the S&P SmallCap 600® Index was $1.63 billion. Due to market price adjustments or other events after the time of purchase, it is possible that a company’s market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund may invest up to 20% of its total assets in stocks of companies in other capitalization ranges.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, problems in the banking sector, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

•Equity Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•Small Company Risk: The Fund is subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.
•Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.
◦Management Risk: The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.
•Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
◦Health Care Sector Risk: To the extent that the Fund invests a significant portion of its assets in the health care sector, the Fund will be sensitive to risks affecting health care companies. Companies in the health care sector are subject to government regulation and may be affected by reimbursement rates, government approval of products and services, patent protection and research and development costs.
◦Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Valuation Risk: It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.
•Foreign Security Risk: Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
•ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
•IPO Risk: The Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•SPAC Investments Risk: SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not made any arrangements with any prospective transaction candidates. Accordingly, there is a limited basis (if any) on which to evaluate the SPAC’s ability to achieve its business objective. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.
•SPAC-Derived Companies Risk: Companies derived from a SPAC are companies that may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading.
•PIPEs Risk: Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. There is no assurance that these restricted equity securities will be publicly registered, or that the registration will remain in effect.
•Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities. Preferred securities are also subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values.
•Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Portfolio Turnover Risk: The Fund may engage in active and frequent trading, resulting in high portfolio turnover. The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.
•Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
•Other Investment Companies Risk:  You will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

•ETF Risk: When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. ETFs may trade at a discount or premium to net asset value.
•Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
PERFORMANCE INFORMATION
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from calendar year to calendar year and by showing how the Fund’s average annual returns for the one year, five years, ten years, and since inception periods compared with those of the Russell 2000® Growth Index, which is a broad measure of market performance. This performance information includes performance of the Fund’s predecessor, the Roxbury Small Cap Growth Fund (a series of WT Mutual Fund) (the “Predecessor Fund”), for periods prior to February 2, 2007. From inception (January 2, 2003) to May 30, 2013, the Fund was managed by the Small-Cap Growth Investment Team of Roxbury Capital Management, LLC (“Roxbury”), the Fund’s predecessor investment adviser. In 2013, Roxbury’s Small-Cap Growth Investment Team formed Hood River and Hood River became the Fund’s sub-adviser effective May 30, 2013. Effective January 20, 2015, Hood River replaced Roxbury as the primary investment adviser to the Fund. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.hoodrivercapital.com or by calling (800) 497-2960.
Institutional Shares
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
38.85%	-24.28%
June 30, 2020	December 31, 2018
The calendar year-to-date return for Institutional Shares as of September 30, 2023 was 5.13%.

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Year	10 Year	Since Inception (1/2/2003)
Institutional Shares
Return Before Taxes	-27.99%	10.62%	13.58%	11.97%
Return After Taxes on Distributions	-27.99%	8.63%	12.21%	10.90%
Return After Taxes on Distributions and Sales of Fund Shares	-16.57%	8.06%	11.08%	10.14%
Investor Shares
Return Before Taxes	-28.13%	10.39%	13.42%	11.89%
Retirement Shares
Return Before Taxes	-27.93%	10.69%	13.63%	11.99%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-26.36%	3.51%	9.20%	9.36%
Institutional Shares of the Fund commenced operations on January 2, 2003. Investor Shares of the Fund commenced operations on July 7, 2015. Performance shown for Investor Shares prior to inception (July 7, 2015) reflects the performance of Institutional Shares, and does not include expenses of the Investor Shares, which are higher than those of the Institutional Shares. Retirement Shares of the Fund commenced operations on March 3, 2017. Performance shown for Retirement Shares prior to inception (March 3, 2017) reflects the performance of Institutional Shares, and includes expenses of the Institutional Shares, which are higher than those of the Retirement Shares. The performance of the Investor Shares and Retirement Shares will differ from that of Institutional Shares due to differences in expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares and Retirement Shares will vary.
INVESTMENT ADVISER
Hood River Capital Management LLC
PORTFOLIO MANAGERS

Brian P. Smoluch, CFA
Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Predecessor Fund from January 2003 to February 2007 and the Fund since February 2007.

David G. Swank, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since April 2009.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount.
A shareholder may sell (redeem) shares on any business day. Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River Small-Cap Growth Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	By Wire: Call the Fund at (800) 497-2960

TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
INVESTMENT OBJECTIVE
The Hood River International Opportunity Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares	Retirement Shares
Management Fees[1]	1.05%	1.05%	1.05%
Distribution (12b-1) and/or Service Fees	None	0.25%	None
Shareholder Servicing Fee[2]	0.07%	0.07%	None
Other Expenses[3]	14.65%	14.99%	14.99%
Acquired Fund Fees and Expenses[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	15.80%	16.39%	16.07%
Fee Waivers/Expense Reimbursements[5]	-14.55%	-14.89%	-14.89%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	1.25%	1.50%	1.18%
1    Effective November 1, 2023, the management fee of the Fund will decrease to 1.05% and therefore the Total Annual Fund Operating Expenses do not correlate to the Fund’s ratio of operating expenses to average net assets in the Fund’s Financial Highlights, which reflects a management fee of 1.30% in effect for the prior fiscal year.
2    The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional Shares and Investor Shares that allows the Fund to make payments of up to 0.10% to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. Institutional Shares and Investor Shares shareholder servicing fees are estimates for the current fiscal year and consist of shareholder service fees and expenses paid by the Fund under a Shareholder Servicing Plan adopted by the Board. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund during the fiscal year.
3    Other Expenses for Investor Shares, which were first offered as of August 11, 2023, are based on estimated amounts for the current fiscal year.
4    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
5    Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 1.15%. To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements will be greater than 1.15%. The waivers and reimbursements will remain in effect through October 31, 2024 unless terminated sooner by mutual agreement of the Fund’s Board of Trustees (the “Board”) and Hood River. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed above is reflected through October 31, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$127	$3,061	$5,396	$9,353
Investor Shares	$153	$3,170	$5,539	$9,468
Retirement Shares	$120	$3,098	$5,453	$9,404

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2023, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks and other equity securities of small-capitalization companies that are located in non-U.S. developed or emerging markets countries. In selecting securities for the Fund, Hood River seeks to invest in common stocks that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.
Under normal market conditions, the Fund will invest in issuers located in at least ten of the countries included in the Morgan Stanley Capital International (MSCI) AC (All Country) World Index ex USA Small Cap Index.
The Fund may invest a significant portion of its assets (up to 50% under normal market conditions) at the time of purchase in securities of companies located in emerging markets countries. Emerging markets are those countries designated by the MSCI Emerging Markets Index. The Fund may also invest in pre-emerging markets, also known as frontier markets. The Fund may invest a large portion of its assets in a particular region or market, including Japan and European countries.
The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”). The Fund may also invest in preferred stock, real estate investment trusts (“REITs”), rights, and warrants. The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The Fund may also use forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. Forward contracts are contractual agreements to buy or sell a particular currency at a pre-determined price in the future.
The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.
In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis through discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates.
The Fund is expected to maintain a portfolio of approximately 80-85 stocks, which is constructed with the overall goal of mitigating both issuer-specific and portfolio risk. However, the actual amount of the portfolio holdings may vary due to market conditions. Idiosyncratic risk is reduced by obtaining several independent data points that support Hood River’s financial model. Portfolio risk is addressed through position and sector sizing limits. The Fund is expected to have significant exposure to the industrials and information technology sectors.
Hood River periodically engages in active trading of Fund securities.
Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken, or if poor relative price performance persists.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, problems in the banking sector, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Equity Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•Small Company Risk: The Fund is subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.
•Growth Investing Risk: Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.
•Value Investing Risk: The Fund may be wrong in its assessment of a company’s value or the market may not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price that reflects the intrinsic value of the company.
•Management Risk: The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.
•Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
◦Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Valuation Risk: It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.

•Foreign Security Risk: A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
•Emerging and Frontier Markets Risk: Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.
•Foreign Currency Risk: The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging and frontier markets.
•Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate remains relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreases in exports, new trade regulations, changes in exchange rates, a global recession, continued territorial disputes and strained relations may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
◦Risks Related to Investing in Europe: The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced extreme volatility and adverse trends in recent years which has led to a decline in asset values and liquidity. Many EU nations have high levels of debt and have defaulted on their debts, restructured or needed additional assistance from central banks or other agencies. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.
◦Risks Related to Investing in India. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
•Depositary Receipts Risk: The Fund may invest its assets in securities of foreign issuers in the form of ADRs, EDRs, GDRs, and IDRs, which are securities representing securities of foreign issuers. The risk of such depositary receipts includes many of the risks associated with investing directly in foreign securities, such as currency rate fluctuations and political and economic instability.
•IPO Risk: The Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned”

companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
•Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Portfolio Turnover Risk: The Fund periodically engages in active and frequent trading, resulting in high portfolio turnover. The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.
•Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
•Other Investment Companies Risk: You will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.
•ETF Risk: When the Fund invests in ETFs, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. ETFs may trade at a discount or premium to net asset value.
•Newer Fund Risk: As a newer fund, there can be no assurance that the Fund will grow or maintain an economically viable size.
•Shareholder Concentration Risk: A large percentage of the Fund’s shares are held by Adviser personnel. A large redemption by these shareholders could materially increase the Fund’s transaction costs and could increase the Fund’s ongoing operating expenses, which would negatively impact the remaining shareholders of the Fund.

•Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•Forward Contract Risk: The successful use of forward contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
•Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the Fund holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
PERFORMANCE INFORMATION
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund since inception and by showing changes in how the Fund’s average annual returns for the one year and since inception periods compared with those of the MSCI All Country World ex-USA Small Cap Index, a broad measure of market performance. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is also available on the Fund’s website at www.hoodrivercapital.com or by calling (800) 497-2960.
Institutional Shares
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
12.31%	-21.91%
December 31, 2022	June 30, 2022

The calendar year-to-date return for Institutional Shares as of September 30, 2023 was 17.57%.

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	Since Inception (9/28/2021)
Institutional Shares[1]
Return Before Taxes	-25.86%	-19.72%
Return After Taxes on Distributions	-25.86%	-19.77%
Return After Taxes on Distributions and Sales of Fund Shares	-15.31%	-14.93%
Retirement Shares[2]
Return Before Taxes	-25.76%	-23.62%
MSCI All Country World ex-USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	-19.97%	-16.19%
1 Institutional Shares of the Fund commenced operations on September 28, 2021.
2 Retirement Shares of the Fund commenced operations on December 15, 2021. Performance shown for Retirement Shares prior to inception (December 15, 2021) reflects the performance of Institutional Shares, and includes expenses of the Institutional Shares, which are higher than those of the Retirement Shares. The performance of the Investor Shares and Retirement Shares will differ from that of Institutional Shares due to differences in expenses.
Investor Shares of the Fund commenced operations on August 11, 2023 and therefore performance information is not included in the above table, which reflects returns as of December 31, 2022. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares and Retirement Shares will vary.
INVESTMENT ADVISER
Hood River Capital Management LLC
PORTFOLIO MANAGERS

Brian P. Smoluch, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
David G. Swank, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
Lance R. Cannon, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
Rohan B. Kumar Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since September 2021.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount. The Adviser may reduce or waive the minimum.
A shareholder may sell (redeem) shares on any business day. Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River International Opportunity Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	By Wire: Call the Fund at (800) 497-2960
TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
INVESTMENT OBJECTIVES
The Hood River Small-Cap Growth Fund seeks superior long-term growth of capital. The investment objective may not be changed without shareholder approval. The Hood River International Opportunity Fund seeks long-term growth of capital. This investment objective may be changed without the approval of the Fund’s shareholders upon Board approval and 60 days’ prior written notice to shareholders.
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
Additional Information about the Hood River Small-Cap Growth Fund
Hood River’s research process for the Fund begins by screening a universe of stocks with market capitalizations of less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. Hood River then performs fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital. Hood River performs additional research of the most promising stocks to uncover those companies with solid management that have executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market. The policy of the Fund to invest at least 80% of its net assets in certain equity and equity-related securities of small-cap companies may be changed upon 60 days’ written notice to shareholders.
The Fund may invest in foreign securities, including ADRs. ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share is the share issued under an ADR agreement which is actually traded.
The Fund may purchase securities of companies engaged in IPOs. The Fund may also invest in the equity securities of the SPACs and companies derived from SPACs. A SPAC primarily raises capital through an IPO. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of a transaction. SPACs (also known as “blank check companies”) are companies with no commercial operations that are established solely to raise capital from investors for the purpose of acquiring one or more operating businesses (i.e., a SPAC-derived company).
Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance exists.
Additional Information about the Hood River International Opportunity Fund
The Fund will invest primarily in common stocks and other equity securities of small-capitalization companies that are located in non-U.S. developed or emerging markets countries. Equity securities in which the Fund invests includes common stock, preferred stock, REITs, rights, and warrants. Preferred stock generally refers to a unit of ownership in a company (like common stock) that has preference over common stock in the payment of dividends and in the event of a company’s liquidation. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.
In selecting securities for the Fund, Hood River seeks to invest in common stocks that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability. Under normal market conditions, the Fund will invest in issuers located in at least ten of the countries included in the Morgan Stanley Capital International (MSCI) AC (All Country) World Index ex USA Small Cap Index.
The Fund may invest a significant portion of its assets (up to 50% under normal market conditions) at the time of purchase in securities of companies located in emerging markets countries. Emerging markets are those countries designated by the MSCI Emerging Markets Index. The Fund may also invest in pre-emerging markets, also known as frontier markets. The Fund may invest a large portion of its assets in a particular region or market, including Japan and European countries.
In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis through discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates.
The Fund is expected to maintain a portfolio of approximately 80-85 stocks, which is constructed with the overall goal of mitigating both issuer-specific and portfolio risk. Idiosyncratic risk is reduced by obtaining several independent data points that support Hood River’s financial model. Portfolio risk is addressed through position and sector sizing limits. However, the actual amount of the portfolio holdings may vary due to market conditions.
The Fund may also invest in ADRs, GDRs, EDRs, and IDRs. The Fund may also invest in preferred stock, REITs, rights, and warrants. The Fund may purchase securities of companies engaged in IPOs.
The Fund may also use forward contracts for hedging purposes. Forward contracts are contractual agreements to buy or sell a particular currency at a pre-determined price in the future. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when (i) a security denominated in a foreign currency is purchased or sold or (ii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.
Additional Information about the Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund
The frequency of each Fund’s transactions and the Funds’ turnover rates will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for the Funds’ shareholders. With frequent trading activity, a greater proportion of any distributions paid out by the Funds will be characterized as ordinary income for the Hood River Small-Cap Growth Fund and short-term capital gain for the Hood River International Opportunity Fund, which are taxed at higher rates than long-term capital gains and which may decrease your after-tax return. Such factors may have the effect of lowering a Fund’s NAV and overall Fund performance.
Each Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the 1940 Act and the rules thereunder. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in investment companies, including ETFs, beyond the limits set forth in Section 12(d)(1) of the 1940 Act in reliance on Rule 12(d)(1)-4 which imposes limits on control and voting on investment funds, among other requirements.
At the time of purchase, individual stock holdings may represent up to 5% of a Fund’s total assets. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund’s total assets. Each Fund may overweight or underweight certain industries and sectors as compared to its benchmark index, the Russell 2000® Growth Index for the Hood River Small-Cap Growth Fund and the MSCI ACWI ex USA Small Cap Index for the Hood River International Opportunity Fund, based on Hood River’s opinion of the relative attractiveness of companies within those industries and sectors. Each Fund may not invest in more than 10% of the outstanding voting shares of a company.
Temporary Defensive Positions
In order to respond to adverse market, economic, political or other conditions, each Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents, including commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by Hood River to be of comparable quality. The result of this action may be that each Fund will be unable to achieve its investment objective.
The Funds also may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information (“SAI”).

ADDITIONAL PRINCIPAL RISK INFORMATION
The following is a list of certain principal risks that may apply to your investment in the Funds. Further information about investment risks is available in the Funds’ SAI. Each risk applies to one or both Funds as indicated in the following table:

	Hood River Small-Cap Growth Fund	Hood River International Opportunity Fund
General Market Risk; Recent Market Events	X	X
Equity Risk	X	X
Small Company Risk	X	X
Growth Investing Risk	X	X
Value Investing Risk		X
Management Risk	X	X
Sector Emphasis Risk	X	X
Health Care Sector Risk	X
Industrial Sector Risk	X	X
Information Technology Sector Risk	X	X
Valuation Risk	X	X
Foreign Security Risk	X	X
Emerging and Frontier Markets Risk		X
Foreign Currency Risk		X
Geographic Investment Risk		X
Risks Related to Investing in Japan		X
Risks Related to Investing in Europe		X
Risks Related to Investing in India		X
Depositary Receipts Risk		X
IPO Risk	X	X
REIT Investment Risk		X
Currency Risk	X
ADR Risk	X
SPAC Investments Risk	X
SPAC-Derived Companies Risk	X
PIPEs Risk	X
Preferred Securities Risk	X	X
Cybersecurity Risk	X	X
Portfolio Turnover Risk	X	X
Liquidity Risk	X	X
Other Investment Companies Risk	X	X
ETF Risk	X	X
Newer Fund Risk		X
Shareholder Concentration Risk		X
Operational Risk	X	X
Forward Contract Risk		X
Hedging Transactions Risk		X

•General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, problems in the banking sector, the war between Russia and Ukraine and the impact of COVID-19. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks surrounding the uncertainty of the UK’s economy, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Equity Risk: Each Fund’s equity investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. Equity prices are directly affected by issuer-specific events, as well as general market conditions. Equity investments are subordinate to the claims of an issuer’s creditors and, to the extent such securities are common securities, preferred stockholders. Dividends customarily paid to equity holders can be suspended or cancelled at any time. In addition, in many countries, investing in common stocks is subject to heightened regulatory and self-regulatory scrutiny as compared to investing in debt or other financial instruments. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of principal.
•Small Company Risk: Companies in which a Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in larger companies.
•Growth Investing Risk: An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the Adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the process of the stock may fail to reach the value that the Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.
•Value Investing Risk: The Fund may be wrong in its assessment of a company’s value or the market may not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price that reflects the intrinsic value of the company. There are periods when the value investing style falls out of favor with investors and in such periods the Fund may not perform as well as other mutual funds investing in common stocks.
•Management Risk: Each Fund relies on the Adviser’s ability to pursue the Fund’s investment objective. The ability of each Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
•Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Funds’ overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Funds than on a fund with fewer holdings in that sector.
◦Health Care Sector Risk: To the extent that the Fund invests a significant portion of its assets in the health care sector, the Fund will be sensitive to risks affecting health care companies. Companies in the health care sector are subject to government regulation and may be affected by reimbursement rates, government approval of products and services, patent protection and research and development costs.

◦Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Funds’ investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Funds and your investment.
◦Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Funds’ investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Valuation Risk: The sale price a Fund could receive for any particular portfolio investment may differ from the Funds’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. When pricing foreign equity securities, the Funds will generally use an evaluated adjustment factor provided by a fair value pricing service and the prices of such securities, as modified by the adjustment factor, may be different from the prices of which such securities are actually bought and sold.
•Foreign Security Risk: Foreign securities investments present a number of economic, financial and political considerations not typically associated with investments in domestic securities that could unfavorably affect your account’s performance. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. Each Fund may also be subject to taxes on trading profits or on transfer of securities in some countries. The costs of buying and selling foreign securities, including brokerage, tax and custody costs are generally higher than those for domestic transactions. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.
•Emerging and Frontier Markets Risk: In addition to developed markets, the Fund may invest in emerging and frontier markets. In addition to the risks of foreign securities in general, countries in emerging and frontier markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging and frontier markets could result in loss to a Fund. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.
•Foreign Currency Risk: The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging markets. Because the Fund will determine its net asset value (“NAV”) in U.S. dollars, with respect to trading on

non-U.S. markets, it is subject to the risk of fluctuation in the exchange rate between the local currency and dollars and to the possibility of exchange controls.
•Geographic Investment Risk: To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.
•Risks Related to Investing in Japan: The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate remains relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreases in exports, new trade regulations, changes in exchange rates, a global recession, continued territorial disputes and strained relations may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
•Risks Related to Investing in Europe: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.
The European financial markets have experienced extreme volatility and adverse trends due to concerns about rising government debt levels in many European countries, which have grown in the past year as governments borrowed to combat the toll of the COVID-19 pandemic on world economies. These events have led to a decline in asset values and liquidity and these events have adversely affected the exchange rate of the euro. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. There is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU alongside the UK, as discussed below. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
•Risks Related to Investing in India. India is an emerging market and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.
•Depositary Receipts Risk: The Fund may invest in ADRs, EDRs, GDRs and IDRs, which are securities representing securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs and GDRs represent a bank certificate issued in more than one country for shares in a foreign company. An IDR is issued by a depository bank representing ownership of stock of a foreign company held by the bank in trust. Depositary receipts are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by a foreign corporation. The Fund intends to purchase “sponsored” ADRs, which are ADRs that are issued jointly by the issuer of the underlying security and a depository. Depositary receipts may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. For purposes of the Fund’s investment policies, depositary receipts are deemed to have the same classification as the underlying securities they represent. For example, a depositary receipt representing ownership of common stock will be treated as common stock.
•IPO Risk: Each Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When a Fund’s asset base is small, a significant portion of such Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, residential/diversified REITs and commercial equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
•Currency Risk: Investments denominated in foreign currencies involve certain risks. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Fund.

•ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through “sponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
•SPAC Investments Risk: SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not made any arrangements with any prospective transaction candidates. Accordingly, there is a limited basis (if any) on which to evaluate the SPAC’s ability to achieve its business objective. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire.
Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. SPACs may also encounter intense competition from other entities having a similar business objective, such as private investors or investment vehicles and other SPACs, competing for the same acquisition opportunities, which could make completing an attractive business combination more difficult.
A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. While a SPAC is seeking a transaction target, its stock may be thinly traded. There can be no assurance that a market will develop.
The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. SPACs invest their trust assets in U.S. Treasuries or money market funds, which may also be at risk for loss at various times.
•SPAC-Derived Companies Risk: Companies derived from a SPAC are companies that may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.
•PIPEs Risk: Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
•Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
•Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, such Fund and its shareholders could be negatively impacted.
•Portfolio Turnover Risk: If a Fund frequently trades its portfolio securities, such Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in a higher amount of taxable capital gains, including short-term capital gains taxable to shareholders at ordinary income tax rates.
•Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.
•Other Investment Companies Risk: To the extent a Fund invests in other investment companies, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the underlying funds in addition to each Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
•ETF Risk: When a Fund invests in an ETF you will indirectly bear fees and expenses charged by the underlying ETF in addition to a Fund’s direct fees and expenses and, as a result, your cost of investing in such Fund will generally be higher than the cost of investing directly in the underlying ETF’s shares. An investor may invest directly in an ETF, and thereby avoid paying duplicative fees. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
•Newer Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.
•Shareholder Concentration Risk: A large percentage of the Fund’s shares are held by Adviser personnel. A large redemption by these shareholders could materially increase the Fund’s transaction costs and could increase the Fund’s ongoing operating expenses, which would negatively impact the remaining shareholders of the Fund.
•Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Funds and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•Forward Contract Risk: The successful use of forward contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
•Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the Fund holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI. Disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in other regulatory filings. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (800) 497-2960.
VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS
Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. The Funds’ performance will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would be less favorable.
MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER
Hood River is a registered investment adviser located at 2373 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, and serves as the adviser to the Funds subject to the supervision of the Board of Manager Directed Portfolios (the “Trust”). Hood River was established in January 2013 and offers investment advisory services to mutual funds, institutional accounts and individual investors. As of June 30, 2023, Hood River had assets under management of approximately $3.4 billion.
ADVISORY FEE
The Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund each pay Hood River a monthly advisory fee at an annual rate of 0.90% and 1.05%, respectively, of each Fund’s average daily net assets. Prior to November 1, 2023, the Hood River International Opportunity Fund paid Hood River a monthly advisory fee at an annual rate of 1.30% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2023, Hood River received an advisory fee of 0.89% of the average daily net assets of the Hood River Small-Cap Growth Fund and, after waivers and reimbursements, did not receive an advisory fee from the Hood River International Opportunity Fund.
Hood River has contractually agreed to limit the total annual fund operating expenses of the Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund, not including Excludable Expenses, to 0.99% and 1.15%, respectively. Effective for the period beginning January 1, 2021, the Adviser may request recoupment of previously waived fees and paid expenses from the Hood River Small-Cap Growth Fund for 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment. Effective for the period beginning September 28, 2021, the Adviser may request recoupment of previously waived fees and paid expenses from the Hood River International Opportunity Fund for 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. The waiver and expense agreements for the Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund will remain in effect through at least October 31, 2024, unless sooner terminated by mutual agreement of the Board and Hood River.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement between Hood River and the Trust, on behalf of the Funds, is available in the Funds’ semi-annual report to shareholders for the period ended December 31, 2022.
The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do the Funds share the same investment advisor with any other series of the Trust.
PORTFOLIO MANAGERS OF THE FUNDS
The business experience and educational background of the Funds’ portfolio managers is provided below. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund.
The day-to-day management of the Funds is the responsibility of Hood River’s Investment Team (the “Investment Team”), which includes the individuals listed below. The Hood River Small-Cap Growth Fund is jointly and primarily managed by Messrs. Smoluch and Swank. The Hood River International Opportunity Fund is jointly and primarily managed by Messrs. Smoluch, Swank, Cannon, and Kumar.
The Investment Team meets regularly to make investment decisions for the Funds. As part of the security selection process, two portfolio managers may elect to reduce a position size down to 50 basis points of a Fund’s net assets to manage risk, subject to limits set by the Investment Team.
Brian P. Smoluch, CFA
Mr. Smoluch co-founded Hood River in 2013 as a spinoff from Roxbury where he managed the Small-Cap Growth strategy for 10 years. Prior to Roxbury, Brian was part of the small/mid-cap team at Columbia Management. He began his career as an investment banking financial analyst at Salomon Brothers in New York. Mr. Smoluch has a B.S. with Distinction from the University of Virginia and an M.B.A. from Harvard University.
David G. Swank, CFA
Mr. Swank co-founded Hood River in 2013 as a spinoff from Roxbury where he managed the Small-Cap Growth strategy for 4 years. Prior to Roxbury, David worked for GMT Capital Corporation as the healthcare sector head of a $4 billion long/short equity hedge fund. He previously worked at Morgan Stanley Investment Management and began his career as a research associate at Furman Selz and Montgomery Securities. Mr. Swank has a B.S. with Distinction from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth College.

Lance R. Cannon, CFA
Mr. Cannon joined Hood River in 2018 as a research analyst and has 15 years of financial market experience. Prior to joining Hood River, Lance was a senior analyst at USDR Investment Management. He previously performed equity research at TCW and Kayne Anderson Rudnick and was a managing director at GPS Capital Markets, Inc. Lance has a B.S. in business management, with an emphasis in finance, from Brigham Young University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.
Rohan B. Kumar
Mr. Kumar joined Hood River in 2015 as a research analyst and has 13 years of investment experience. Prior to joining Hood River, Rohan was a research analyst at Hawkeye Capital Management. He previously was an analyst at Reliance Capital and began his career as a Component Design Engineer at Intel. Rohan has a Bachelor of Technology in electrical engineering from the Indian Institute of Technology at Kharagpur, a Masters from Harvard’s Kennedy School and his M.B.A. from The Wharton School at the University of Pennsylvania.
DISTRIBUTION AND SERVICING OF SHARES
DISTRIBUTOR
The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC, (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor is a registered broker-dealer and member of FINRA.
RULE 12B-1 PLAN
The Funds have adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of the Investor Shares to pay distribution fees for the sale and distribution of Fund shares. Under the Rule 12b-1 Plan, Investor Shares pay the Distributor and other authorized recipients a Rule 12b-1 fee at an annual rate of up to 0.25% of their average daily net asset value. The Distributor uses this Rule 12b-1 fee primarily to finance activities that promote the sale of Investor Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor or the Funds may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon shares owned by their clients or customers.
SHAREHOLDER SERVICING PLAN
The Funds have implemented a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Institutional Shares and Investor Shares that allows each Fund to make payments to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts that are held through an omnibus account, networked account or other similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Funds’ average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.
SALES AND MARKETING PROGRAMS
Hood River and/or its affiliates may pay financial intermediaries for distribution, marketing, servicing, and sales support out of its profits or other sources available to it (and not an additional charge to the Funds). These payments may include amounts that are sometimes referred to as “revenue sharing” payments and are in addition to or in lieu of any amounts payable to financial intermediaries under the Funds’ Rule 12b-1 Plan or Shareholder Servicing Plan.
DESCRIPTION OF CLASSES
The Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund offer Institutional Shares, Investor Shares, and Retirement Shares in this Prospectus.

The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Hood River Small-Cap Growth Fund	Institutional Shares	Investor Shares	Retirement Shares
Distribution (Rule 12b-1) fees	None	0.25%	None
Shareholder Servicing fee	0.10%	0.10%	None

Hood River International Opportunity Fund	Institutional Shares	Investor Shares	Retirement Shares
Distribution (Rule 12b-1) fees	None	0.25%	None
Shareholder Servicing fee	0.10%	0.10%	None
Institutional Shares. Institutional Shares pay lower annual expenses than Investor Shares. Institutional Shares are subject to a shareholder servicing fee not to exceed 0.10% of the average daily net assets of a Fund attributable to Institutional Shares, computed on an annual basis. Institutional Shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans, subject to the applicable investment minimums. Institutional Shares are available to the following:
•institutional investors;
•IRAs;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•existing Institutional class shareholders;
•Trustees of the Trust, former trustees of the Trust, employees of affiliates of the Funds and the Adviser and other individuals who are affiliated with the Funds (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers (please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees).
Investor Shares. Investor Shares are subject to a Rule 12b‑1 distribution fee of up to 0.25% of the average daily net assets of a Fund attributable to Investor Shares, and a shareholder servicing fee not to exceed 0.10% of the average daily net assets of a Fund attributable to Investor Shares, each computed on an annual basis.
Retirement Shares. Retirement Shares are offered for sale without the imposition of Rule 12b-1 or shareholder servicing fees. Retirement Shares are generally available only to certain retirement plans that trade on an omnibus level. Retirement Shares pay lower annual expenses than the Funds’ Institutional Shares and Investor Shares.
Retirement Shares are available in certain retirement plans, including the following, provided that in each case the plan trades on an omnibus level:
•Section 401(a) and 457 plans;
•Section 403(b) custodial accounts;
•Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
•Non-qualified deferred compensation plans.
SHAREHOLDER INFORMATION
PRICING OF SHARES
The price of the Funds’ shares is based on its NAV. The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Funds may trade on weekends or other days when the Funds does not calculate NAV. As a result, the market value of these investments may change on days when shares of the

Funds cannot be bought or sold. Any order received after the close of trading on the Exchange will be processed at the NAV as determined as of the close of trading on the next day the Exchange is open.
Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by a Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.
Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for the Funds, subject to oversight by the Board. Assets and securities for which market quotations are not readily available are valued in good faith in accordance with the Valuation Designee’s procedures.
When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Prices of foreign securities or other assets quoted in foreign currencies are translated into U.S. dollars at current rates. If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above. Each Fund has retained a pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund calculates its NAV. The fair value pricing service may employ quantitative models in determining fair value.
PURCHASE OF SHARES
Each Fund’s shares are offered on a continuous basis and are sold without any sales charges. You may purchase shares as specified below. The minimum initial investments for Institutional Shares and Investor Shares of a Fund are $25,000 and $1,000, respectively. There is no minimum initial investment for Retirement Shares of a Fund. Additional investments may be made in any amount. The Funds reserve the right to change the criteria for eligible investors and investment minimums, and the investment minimums may be waived at the discretion of the Adviser.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund, indicating the name and share class of the Fund you are purchasing, and the dollar amount to be purchased, along with a completed application. If a subsequent investment is being made, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Send the check and account application to:
Regular mail:
Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight mail:
Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices. Purchase orders must be received prior to Market Close to be eligible for same day pricing.
By Wire: If you are making your first investment in the Funds by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.
Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to Market Close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Hood River Small-Cap Growth Fund or
Hood River International Opportunity Fund
(Shareholder Name/Account Registration
(Shareholder Account Number)
By Telephone: Investors may purchase additional shares of the Funds by calling, toll-free, (800) 497-2960. If you accepted this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close, your shares will be purchased at the NAV calculated on the day your order is placed.
Purchase orders by telephone must be received by or prior to Market Close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Automatic Investment Plan: Once your account has been opened you may make additional purchases of the Funds at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Funds on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at (800) 497-2960 for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five days prior to the effective date.
Payroll Investment Plan: The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a payroll deduction form to your employer’s payroll department after your account has been established with a Fund. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the PIP. It is the responsibility of your employer, not the Funds, the Distributor, the Adviser, or the Transfer Agent, to arrange for transactions under the PIP. The Funds reserve the right to vary its minimum purchase requirements for employees participating in a PIP. For more information regarding the PIP call (800) 497-2960.
Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. Purchase orders received in good order after

Market Close will be priced as of the close of regular trading on the following Business Day. “Good order” means that the purchase request includes all accurate required information. Purchase requests not in good order may be rejected.
Any purchase order may be rejected if the Funds determine that accepting the order would not be in the best interest of a Fund or its shareholders. The Funds reserve the right to reject any account application. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check or other method of payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to suspend the offering of shares.
Individual Retirement Accounts: The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (800) 497-2960 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•Coverdell Education Savings Accounts
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.
The Funds reserve the right to suspend the offering of shares.
REDEMPTION OF SHARES
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. The Fund’s name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.
The Funds typically expect to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures of all shareholders whose names appear on the account registration with a signature guarantee, if applicable. If a Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Funds. The Funds reserve the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of each Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Funds reserve the right to not make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Fund’s name and class you are redeeming shares from, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:
Regular mail:
Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight mail:
Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close to be eligible for same day pricing.
By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.
By Telephone: If you prefer to redeem your shares by telephone, you must accept telephone options on your account application. You may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at (800) 497-2960. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.
Investors may have a check sent to the address of record, may wire proceeds to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.
Redemption requests must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close.
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Plan: As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network directly to your bank account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.
In-Kind Redemptions: The Funds reserve the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Funds’ portfolio (a “redemption-in-kind”), and may do so in the form of pro-rata slices of the Funds’ portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.
Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days; or
•For all redemptions in excess of $50,000 from any shareholder account.
The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
IRA and other retirement plan redemptions: If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at (800) 497-2960. Investors will be asked whether or not to withhold taxes from any distribution.
PURCHASING AND REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY
You may purchase and redeem shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares and receive purchase and redemption orders on behalf of the Funds. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Funds. Financial intermediaries may be authorized by the Distributor to designate other financial intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when the Funds, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.
The Distributor, on behalf of the Funds, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Adviser and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.
EXCHANGING SHARES
You may exchange all or a portion of your investment from a Fund in the Hood River Fund Family to an identically registered account in the same share class of another Fund in the Hood River Fund Family. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Purchase of Shares,” unless that account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes which may result in a taxable capital gain or loss. Call the Funds at (800) 497-2960 to learn more about exchanges.
SHARE CLASS CONVERSIONS
You may convert shares of one share class of a Fund for a different share class of the same Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are converting into. Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. A conversion from one class to another within a Fund will generally not be a taxable transaction.
To obtain more information about share class conversions, or to place conversion orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this Prospectus, or may not permit share class conversions. The Funds reserve the right to modify or eliminate the share class conversion feature.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are intended to be a long-term investment vehicle and are not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund’s performance, and increase expenses for all of a Fund’s shareholders. In particular, frequent trading can: (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing a Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Funds’ NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of a Fund.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Funds’ shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase request order at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.
The Funds will generally monitor trading activity within a 90 day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations. The Funds may modify their procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. In applying these policies, the Funds consider the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Funds will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.
There is no guarantee that the Funds or their agents will be able to detect market timing or abusive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.
In order for a financial intermediary to purchase shares of the Funds for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.
The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are substantially limited in their ability to identify or deter excessive traders or other abusive traders. The Funds will use their best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the

Funds. In some cases, the Funds may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Funds’ policies when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.
If a financial intermediary fails to enforce the Funds’ policies with respect to market timing and other abusive trading activity, the Funds may take other actions, including terminating its relationship with such financial intermediary.
OTHER POLICIES OF THE FUNDS
Small Accounts: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may redeem your shares, close your account, and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Funds reserve the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.
Householding: You may occasionally receive proxy statements and other regulatory documents for the Funds. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address. If you would like to discontinue householding for your accounts please call, toll-free, (800) 497-2960 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholders: It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
DISTRIBUTIONS
Distributions from the Funds’ net investment income, if any, are declared and paid annually. Any net capital gain realized by the Funds also will be distributed annually.
Distributions are payable to shareholders as of the record date (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions will be reinvested in additional Fund shares, unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. The Funds’ distributions, whether received in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local income tax.
If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV per share and to reinvest all subsequent distributions.

FEDERAL INCOME TAXES
Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds.
Distributions of the Funds’ investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income. Although the Funds expect that most or all of their distributions of investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Funds’ distributions of investment company taxable income are attributable to and reported as “qualified dividend” income (generally, dividends received by the Funds from U.S. corporations, corporations incorporated in a possession of the U.S., and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.), such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Funds’ distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Funds receive dividends directly or indirectly from U.S. corporations, report the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Funds’ distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Funds with its correct Taxpayer Identification Number and certain certifications or the Funds receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for United States residents.
Distributions of the Funds’ net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Funds’ shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Funds’ securities. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, such Fund will be eligible to, and may, file an election with the IRS that would enable such Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by such Fund to foreign countries and U.S. possessions. If such Fund makes such an election, you will be notified. Please see the SAI for additional information regarding the foreign tax credit.
The Funds are required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange, or redeem those shares. The Funds will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Funds for the preceding year will be annually reported to shareholders. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the financial performance of the Funds for the fiscal years shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Funds (assuming you reinvested all dividends and distributions).
Information in the tables for the fiscal year ended June 30, 2023 has been audited by Cohen & Company, Ltd. (“Cohen”), the independent registered public accounting firm of the Funds. Information in the tables for prior fiscal years was audited by BBD, LLP. Cohen’s report, along with the Funds’ financial statements, is included in the Funds’ 2023 annual report to shareholders, which is available, without charge, upon request.

HOOD RIVER SMALL-CAP GROWTH FUND
For a capital share outstanding throughout each year:
Institutional Shares	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value – Beginning of Year	$45.07	$76.04	$44.87	$41.71	$41.61

Income from Investment Operations:
Net investment loss[1]	(0.26)	(0.32)	(0.30)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	8.89	(17.69)	35.43	3.43	1.93
Total from investment operations	8.63	(18.01)	35.13	3.16	1.65

Less Distributions:
Distributions from net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total Distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption Fees[3]	—	—	—	—	—	[2]

Net Asset Value – End of Year	$53.70	$45.07	$76.04	$44.87	$41.71

Total Return	19.15%	(28.71)%	80.66%	7.55%	4.52%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$725,117	$438,898	$433,921	$257,909	$246,374
Ratio of operating expenses to average net assets:
Before recoupments/reimbursements	1.07%	1.06%	1.06%	1.07%	1.11%
After recoupments/reimbursements	1.07%	1.06%	1.05%	1.05%	1.06%
Ratio of net investment loss to average net assets:
Before recoupments/reimbursements	(0.53)%	(0.52)%	(0.49)%	(0.69)%	(0.74)%
After recoupments/reimbursements	(0.53)%	(0.52)%	(0.48)%	(0.67)%	(0.69)%
Portfolio turnover rate	95%	77%	119%	157%	98%
1     The net investment loss per share was calculated using the average shares outstanding method.
2     Amount is less than $0.01.
3    The Fund’s redemption fee was eliminated on October 31, 2018.

HOOD RIVER SMALL-CAP GROWTH FUND
For a capital share outstanding throughout each year:
Investor Shares
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019

Net Asset Value – Beginning of Year	$44.26	$75.04	$44.40	$41.36	$41.36

Income from Investment Operations:
Net investment loss[1]	(0.34)	(0.41)	(0.42)	(0.34)	(0.36)
Net realized and unrealized gain (loss) on investments	8.73	(17.41)	35.02	3.38	1.91
Total from investment operations	8.39	(17.82)	34.60	3.04	1.55

Less Distributions:
Distributions from net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption Fees[3]:	—	—	—	—	—	[2]

Net Asset Value – End of Year	$52.65	$44.26	$75.04	$44.40	$41.36

Total Return	18.96%	(28.85)%	80.27%	7.35%	4.30%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$84,753	$39,866	$18,428	$9,274	$11,316
Ratio of operating expenses to average net assets:
Before recoupments/reimbursements	1.24%	1.25%	1.26%	1.27%	1.32%
After recoupments/reimbursements	1.24%	1.25%	1.25%	1.25%	1.27%
Ratio of net investment loss to average net assets:
Before recoupments/reimbursements	(0.71)%	(0.71)%	(0.69)%	(0.90)%	(0.96)%
After recoupments/reimbursements	(0.71)%	(0.71)%	(0.68)%	(0.88)%	(0.91)%
Portfolio turnover rate	95%	77%	119%	157%	98%
1    The net investment loss per share was calculated using the average shares outstanding method.
2    Amount is less than $0.01.
3    The Fund’s redemption fee was eliminated on October 31, 2018.

HOOD RIVER SMALL-CAP GROWTH FUND
For a capital share outstanding throughout each year:
Retirement Shares
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value – Beginning of Year	$45.28	$76.29	$44.98	$41.78	$41.66

Income from Investment Operations:
Net investment loss[1]	(0.22)	(0.29)	(0.26)	(0.25)	(0.25)
Net realized and unrealized gain (loss) on investments	8.95	(17.76)	35.53	3.45	1.92
Total from investment operations	8.73	(18.05)	35.27	3.20	1.67

Less Distributions:
Distributions from net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption Fees[3]	—	—	—	—	—	[2]

Net Asset Value – End of Year	$54.01	$45.28	$76.29	$44.98	$41.78

Total Return	19.28%	(28.66)%	80.76%	7.61%	4.59%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$744,273	$549,066	$710,935	$335,863	$318,344
Ratio of operating expenses to average net assets:
Before recoupments/reimbursements	0.99%	0.99%	1.00%	1.01%	1.04%
After recoupments/reimbursements	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets:
Before recoupments/reimbursements	(0.43)%	(0.45)%	(0.41)%	(0.64)%	(0.67)%
After recoupments/reimbursements	(0.43)%	(0.45)%	(0.40)%	(0.62)%	(0.62)%
Portfolio turnover rate	95%	77%	119%	157%	98%

1    The net investment loss per share was calculated using the average shares outstanding method.
2    Amount is less than $0.01.
3    The Fund’s redemption fee was eliminated on October 31, 2018.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
For a capital share outstanding throughout each period presented:
Institutional Shares
	Year Ended June 30, 2023	September 28, 2021* through June 30, 2022
Net Asset Value – Beginning of Period	$7.02	$10.00

Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	1.98	(2.93)
Total from investment operations	2.02	(2.96)

Less Distributions:
Distributions from net realized gains	—	(0.02)
Total distributions	—	(0.02)

Net Asset Value – End of Period	$9.04	$7.02

Total Return[2]	28.77%	(29.65)%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,618	$1,590
Ratio of operating expenses to average net assets:
Before reimbursements	15.95%	12.57%	+
After reimbursements	1.50%	1.50%	+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(13.87)%	(11.57)%	+
After reimbursements	0.58%	(0.50)%	+
Portfolio turnover rate	172%	98%	^

*    Operations commenced for the Institutional Shares on September 28, 2021.
+    Annualized
^    Not Annualized
1    The net investment income/(loss) per share was calculated using the average shares outstanding method.
2    The total return in the above table represents the rate that the investor would have earned or lost on an average investment in the Fund, assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, the total return would have been lower.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
For a capital share outstanding throughout each period presented:
Retirement Shares
	Year Ended June 30, 2023	December 22, 2021* through June 30, 2022
Net Asset Value – Beginning of Period	$7.02	$10.06

Income from Investment Operations:
Net investment income[1]	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.99	(3.06)
Total from investment operations	2.04	(3.04)

Less Distributions:
Distributions from net realized gains	—	—
Total distributions	—	—

Net Asset Value – End of Period	$9.06	$7.02

Total Return[2]	29.06%	(30.22)%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$907	$496
Ratio of operating expenses to average net assets:
Before reimbursements	16.29%	11.80%	+
After reimbursements	1.40%	1.40%	+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(14.22)%	(9.95)%	+
After reimbursements	0.67%	0.45%	+
Portfolio turnover rate	172%	98%	^

*    Operations commenced for the Retirement Shares on December 22, 2021.
+    Annualized
^    Not Annualized
1    The net investment income per share was calculated using the average shares outstanding method.
2    The total return in the above table represents the rate that the investor would have earned or lost on an average investment in the Fund, assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, the total return would have been lower.

PRIVACY NOTICE

Notice of Privacy Policy & Practices

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect non-public personal information about you from the following sources:
•information we receive about you on applications or other forms;
•information you give us orally; and
•information about your transactions with us or others.

The types of non-public personal information we collect and share can include:
•social security number;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at (800) 497-2960.

Effective January 1, 2023
PN-1

INVESTMENT ADVISER
Hood River Capital Management LLC
2373 PGA Boulevard, Suite 200
Palm Beach Gardens, Florida 33410

LEGAL COUNSEL
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
For overnight deliveries, use:
Hood River Small-Cap Growth Fund or
Hood River International Opportunity Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

For regular mail deliveries, use:
Hood River Small-Cap Growth Fund or
Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

HOOD RIVER SMALL-CAP GROWTH FUND
HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
each a series of Manager Directed Portfolios

You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ prior fiscal year.
The Funds’ shareholder reports are made available on the website www.hoodrivercapital.com, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Funds or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.
Copies of these documents, and answers to questions about the Funds, may be obtained without charge, upon request, by contacting:
Hood River Small-Cap Growth Fund or Hood River International Opportunity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 497-2960
The SAI, shareholder reports and other information about the Funds are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•free of charge from the Fund’s Internet website at www.hoodrivercapital.com; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information on opening a new account,
making changes to existing accounts,
purchasing or redeeming shares,
or other investor services, please call (800) 497-2960.
The Trust’s SEC Investment Company Act of 1940 file number is 811-21897.